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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                        ---------------------------

                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): January 13, 1999


                         Jones Apparel Group, Inc.
           (Exact name of registrant as specified in its charter)

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        PENNSYLVANIA                                      06-0935166
(State or other jurisdiction         1-10746            (IRS Employer
     of incorporation)      (Commission File Number) Identification Number)


                           250 RITTENHOUSE CIRCLE
                             BRISTOL, PA 19007
           (Address of principal executive offices and Zip Code)


     Registrant's telephone number, including area code: (215) 785-4000

                               Not applicable
       (Former name or former address, if changed since last report)



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Item 5.  Other Events.

          On January 13, 1999 (January 14, 1999 local time), a group of Asian garment workers filed a class-action lawsuit against twenty-two garment manufacturers with factories located in Saipan (part of the U.S. commonwealth of the Northern Mariana Islands). The lawsuit, filed in federal court in Saipan, alleges violations of federal labor statutes and other laws. A group of garment workers filed a companion lawsuit in federal court in Los Angeles against eleven Saipan garment manufacturers (including ten named in the first suit) and seventeen U.S. clothing retailers and manufacturers, including Jones Apparel Group, Inc. (the "Company"), alleging violations of federal racketeering statutes and other laws, in connection with the Saipan claims. A third lawsuit was filed in state court in San Francisco by a labor union and three nonprofit groups. The Company is reviewing the claims in the suits.


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JONES APPAREL GROUP, INC.,
                                        Registrant

                                        By:  /s/ Wesley R. Card
                                             -------------------------
                                             Wesley R. Card
                                             Chief Financial Officer


January 25, 1999